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                                                                    Exhibit 10.2

John B. (Jack) Benton has entered into a Change in Control Agreement that is substantially identical in all material respects to the agreement with Paul F. Walsh that was filed as Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.